UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

Current Report
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 10, 2021

Tanger Factory Outlet Centers, Inc.
Tanger Properties Limited Partnership
(Exact Name of Registrant as Specified in Charter)

North Carolina North Carolina	1-11986 333-03526-01	56-1815473 56-1822494
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3200 Northline Avenue,
Suite 360 Greensboro
, NC 27408
(Address of Principal Executive Offices, including Zip Code)
3200 Northline Avenue,
Suite 360 Greensboro
, NC 27408
(Address of Principal Executive Offices, including Zip Code)
(336)
292-3010
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.01 par value	SKT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934 (§
240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On August 10, 2021, Tanger Factory Outlet Centers, Inc. (the “Company”), announced that its operating partnership, Tanger Properties Limited Partnership (the “Operating Partnership”), completed a public offering of the Operating Partnership’s $400 million in aggregate principal amount of 2.750% Senior Notes due 2031 (the “Notes”), pursuant to an underwriting agreement (the “Underwriting Agreement”), dated as of August 5, 2021, with Wells Fargo Securities, LLC, Truist Securities, Inc. and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein. The Notes were offered and sold under a prospectus supplement and related prospectus filed with the Securities and Exchange Commission pursuant to a shelf registration statement on Form
S-3.
The Underwriting Agreement was previously filed on Form
8-K
on August 6, 2021.
The Notes are governed by the Indenture, dated as of March 1, 1996, among the Operating Partnership, the Company, and U.S. Bank National Association (as successor in interest to State Street Bank and Trust Company), as trustee (the “Trustee”), as supplemented by the Twelfth Supplemental Indenture, dated as of August 10, 2021 between the Operating Partnership and the Trustee. A copy of the Twelfth Supplemental Indenture is attached hereto as Exhibit 4.1 and is incorporated by reference herein.
Item 2.03. Creation of a Direct Financial Obligation.
The information in Item 1.01 is incorporated by reference herein.
Item 7.01. Regulation FD Disclosure.
On August 10, 2021, the Company issued a press release announcing the completion of the offering of the Notes and the intended use of proceeds from the offering to redeem all of the Operating Partnership’s 3.875% senior notes due 2023, approximately $100.0 million in aggregate principal amount outstanding, and all of the Operating Partnership’s 3.75% senior notes due 2024, approximately $250.0 million in aggregate principal amount outstanding, and the remaining proceeds for general corporate purposes. Both series of senior notes are currently redeemable at par plus a “make-whole” premium of approximately $32.4 million in aggregate. The redemption of the senior notes due 2023 is expected to occur on September 6, 2021 and the redemption of the senior notes due 2024 is expected to occur on September 9, 2021. This Form 8-K does not constitute a notice of redemption. The Company’s Operating Partnership has issued redemption notices for both series of senior notes.
A copy of the press release is hereby furnished as Exhibit 99.1 to this Current Report on Form
8-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are included with this report:

Exhibit 4.1
Twelfth Supplemental Indenture, dated as of August 10, 2021, between Tanger Properties Limited Partnership and U.S. Bank National Association (as successor in interest to State Street Bank and Trust Company).

Exhibit 4.2	Form of 2.750% Senior Note due 2031 (included in Exhibit 4.1).

Exhibit 5.1	Opinion of Latham & Watkins LLP.

Exhibit 5.2	Opinion of Womble Bond Dickinson (US) LLP.

Exhibit 23.1	Consent of Latham & Watkins LLP (contained in the opinion filed as Exhibit 5.1).

Exhibit 23.2	Consent of Womble Bond Dickinson (US) LLP (contained in the opinion filed as Exhibit 5.2).

Exhibit 99.1	Press release dated August 10, 2021.

Exhibit 104	Cover Page Interactive File (the cover page tags are embedded with the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Dated: August 10, 2021

TANGER FACTORY OUTLET CENTERS, INC.

By:	/s/ James F. Williams
James F. Williams
Executive Vice President, Chief Financial Officer and Treasurer

TANGER PROPERTIES LIMITED PARTNERSHIP

By:	TANGER GP TRUST, its sole general partner

By:	/s/ James F. Williams
James F. Williams
Vice President and Treasurer